PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SIXTH AMENDMENT TO AMENDED AND RESTATED
RESEARCH, COLLABORATION AND LICENSE AGREEMENT

This SIXTH AMENDMENT (the “Amendment”), dated August 1, 2021 (the “Sixth Amendment Effective Date”), is entered into by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), and Amicus Therapeutics, Inc., a corporation organized under the laws of the state of Delaware (“Licensee”). Penn and Licensee may be referred to herein as a “Party” or, collectively, as “Parties”.

WHEREAS, the Parties entered into a Research, Collaboration & License Agreement dated October 8, 2018, which was later amended pursuant to the Amended and Restated Research, Collaboration & License Agreement dated May 28, 2019 (the “Collaboration Agreement”), which was amended by the First Amendment dated December 20, 2019, the Second Amendment dated March 26, 2020, the Third Amendment dated December 23, 2020, the Fourth Amendment also dated December 23, 2021 and the Fifth Amendment dated April 6, 2021 pursuant to which, among other things, Penn and Licensee are conducting a research program for the pre-clinical development of certain gene therapy products intended to treat certain specified indications; and

WHEREAS, the Parties now wish to amend certain provisions of the Collaboration Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.Pursuant to Section 2.5.1, Licensee and Penn have agreed to initiate a Pilot Study for [***]. The Research Plan and timeline for the [***] Pilot Study is contained in the updated Exhibit B to this Sixth Amendment. The Research Program Budget for the [***] Pilot Study program is contained in the updated Exhibit C to this Sixth Amendment. The full amount of the Program Budget will be paid by Licensee within [***] days of the Sixth Amendment Effective Date.

2.This Sixth Amendment and the Collaboration Agreement contains the entire understanding between the Parties and supersedes any and all prior agreements, understandings and arrangements whether written or oral between the Parties with respect to the matters contained in the Collaboration Agreement and this Sixth Amendment. No amendments, changes, modifications or alterations of the terms and conditions of this Sixth Amendment shall be binding upon any Party, unless in writing and signed by an authorized representative of each Party.

PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.All terms and conditions of the Collaboration Agreement not changed by this Sixth Amendment shall remain in full force and effect. The Parties agree that the this Sixth Amendment is affective retroactively as of the Sixth Amendment Effective Date.

4.Signatures on this Sixth Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail, which signatures shall be deemed originals. If executed in counterparts, the Amendment shall be effective as if simultaneously executed.

[Remainder of the page intentionally left blank; signature page follows.]

PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, duly authorized representatives of the Parties have executed this Amendment as of the Amendment Date.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA	AMICUS THERAPEUTICS, INC.
By: /s/ John S. Swartley	By: /s/ Jeff Castelli
Name: John S. Swartley, PhD	Name: Jeff Castelli, PhD
Title: Associate Vice Provost for Research and Managing Director, Penn Center for Innovation	Title: Chief Development Officer

Read and Acknowledged:

By: /s/ James Wilson
Name:    Dr. James M. Wilson
Title:    Director, Gene Therapy Program

PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit B Research Plan

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PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit C
Research Program Budget

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